FLAHERTY & CRUMRINE TOTAL RETURN FUND

To the Shareholders of Flaherty & Crumrine Total Return Fund (“FLC”):

Your Fund is off to a fine start in fiscal 2015—during the first fiscal quarter1, total return on net asset value2 was +2.3%, while total return on market price came in at +1.5%. The value of the investment portfolio increased modestly during the quarter, so much of the NAV return was comprised of interest and dividends earned on portfolio holdings.

Economic conditions in the U.S. remain the envy of most developed economies (faint praise indeed!). We expect gross domestic product (adjusted for inflation) to grow between 2.5% and 3.0% in 2015, up a bit from last year’s 2.4%. Inflationary expectations are low, reflecting falling energy and commodity prices, along with recent appreciation in the U.S. dollar. The outlook for interest rates in the U.S. has not changed—we expect the Federal Reserve to boost short-term interest rates by 0.25% sometime between June and September; subsequent increases, however, should be gradual. Intermediate and long-term interest rates, while likely to edge up over time, should remain substantially lower than what we would normally associate with 2.5-3.0% real GDP growth.

In contrast, many Euro-zone economies are struggling, and growth has slowed in Japan, as well as in China and many other developing countries. Around the globe, elevated geopolitical tensions are hampering economic activity. As evidence, interest rates are actually negative in a number of “safe” economies. In increasing numbers, foreign investors seeking better returns are making investments in U.S. markets. These moves help explain strength in the U.S. dollar and domestic fixed-income and equity markets.

By most measures, conditions in the preferred securities market remain healthy. Fundamental credit conditions are stable or improving, with loan delinquencies and defaults trending down across almost all loan categories. Income-oriented investors have increasingly turned to the preferred-securities space seeking alternatives to lower-yielding securities. New issue volumes, though less robust than last year, are well above historical norms. We expect preferred securities issuance to remain elevated throughout 2015, as issuers work toward future regulatory capital requirements and take advantage of low interest rates to reduce overall capital expense. We continue to be constructive on the preferred market, as demand shows little sign of abating.

The Fund’s investment portfolio did not change materially over the quarter. During 2014, we had reduced the portfolio’s exposure to foreign issuers as we saw better opportunities in the U.S. We also had increased holdings in fixed-to-floating preferred securities (coupons are fixed for an initial period, typically five or ten years, and then float with interest rates). We believe this increase provides some principal protection should intermediate- and long-term interest rates rise, while offering some price upside should credit spreads narrow. Putting it all together, the portfolio’s current construction is in-line with our views on the market.

[1]	December 1, 2014—February 28, 2015
[2]	Following the methodology required by the SEC, total return assumes dividend reinvestment and includes income and principal change, plus the impact of the Fund’s leverage and expenses.

We encourage you to visit the Fund’s website, www.preferredincome.com for timely and important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team:

R. Eric Chadwick

Donald F. Crumrine

Robert M. Ettinger

Bradford S. Stone

March 31, 2015

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OVERVIEW

February 28, 2015 (Unaudited)

Fund Statistics

Net Asset Value	$21.16

Market Price	$20.86

Discount	1.42%

Yield on Market Price	7.82%

Common Stock Shares Outstanding	9,903,086

Moody’s Ratings*	% of Net Assets†

A	0.5%

BBB	60.3%

BB	29.7%

Below “BB”	2.1%

Not Rated**	6.2%

Below Investment Grade***	23.8%

*	Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s.
**	Does not include net other assets and liabilities of 1.2%.
***	Below investment grade by all of Moody’s, S&P and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

Liberty Mutual Group	5.5%

JPMorgan Chase	4.9%

HSBC PLC	4.9%

MetLife	4.4%

Wells Fargo & Company	4.4%

Fifth Third Bancorp	3.9%

M&T Bank Corporation	3.7%

Citigroup	3.2%

Axis Capital Holdings Ltd	3.1%

PNC Financial Services Group	3.0%

% of Net Assets****†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	60%

Holdings Generating Income Eligible for the Corporate Dividend Received Deduction (DRD)	48%

****	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS

February 28, 2015 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 93.6%
	Banking — 46.4%
6,700	Astoria Financial Corp., 6.50%, Series C	$170,733	*
$5,530,000	Bank of America Corporation, 8.00%, Series K	5,929,819	*(1)
	Barclays Bank PLC:
81,750	7.10%, Series 3	2,141,850	**(3)
8,800	7.75%, Series 4	231,704	**(3)
130,500	8.125%, Series 5	3,475,215	**(1)(3)
	Citigroup, Inc.:
214,568	6.875%, Series K	5,770,270	*(1)
155,338	7.125%, Series J	4,270,630	*(1)
32,000	City National Corporation, 6.75%, Series D	918,400	*
	CoBank ACB:
19,000	6.125%, Series G, 144A****	1,806,782	*
25,000	6.25%, Series F, 144A****	2,577,345	*(1)
$10,000,000	Colonial BancGroup, 7.114%, 144A****	15,000	(4)(5)††
30,500	Cullen/Frost Bankers, Inc., 5.375%, Series A	759,831	*
441,269	Fifth Third Bancorp, 6.625%, Series I	12,263,969	*(1)
	First Horizon:
875	First Tennessee Bank, Adj. Rate, 3.75%(6), 144A****	638,258	*
3	FT Real Estate Securities Company, 9.50%, 144A****	3,907,500
140,750	First Niagara Financial Group, Inc., 8.625%, Series B	3,835,789	*(1)
24,645	First Republic Bank, 6.70%, Series A	654,386	*
	Goldman Sachs Group:
$390,000	5.70%, Series L	404,138	*
60,000	6.375%, Series K	1,576,200	*(1)
	HSBC PLC:
$1,400,000	HSBC Capital Funding LP, 10.176%, 144A****	2,117,500	(1)(3)
200,000	HSBC Holdings PLC, 8.00%, Series 2	5,278,500	**(1)(3)
$200,000	HSBC USA Capital Trust I, 7.808% 12/15/26, 144A****	201,696
$275,000	HSBC USA Capital Trust II, 8.38% 05/15/27, 144A****	278,684	(1)
160,000	HSBC USA, Inc., 6.50%, Series H	4,114,000	*(1)
	ING Groep NV:
30,000	6.375%	762,600	**(3)
50,000	7.05%	1,283,625	**(3)
31,425	7.20%	809,901	**(3)
57,500	7.375%	1,493,850	**(3)

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2015 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	JPMorgan Chase & Company:
$750,000	6.00%, Series R	$768,281	*
69,200	6.70%, Series T	1,844,180	*(1)
$4,791,000	6.75%, Series S	5,196,702	*(1)
$7,000,000	7.90%, Series I	7,568,750	*(1)
$1,000,000	Lloyds Banking Group PLC, 6.657%, 144A****	1,127,500	**(3)
	M&T Bank Corporation:
$3,500,000	6.450%, Series E	3,797,500	*(1)
$7,648,000	6.875%, Series D, 144A****	7,877,440	*(1)
	Morgan Stanley:
65,000	6.875%, Series F	1,762,800	*(1)
86,900	7.125%, Series E	2,453,404	*(1)
335,045	PNC Financial Services Group, 6.125%, Series P	9,519,466	*(1)
$2,515,000	RaboBank Nederland, 11.00%, 144A****	3,260,853	(1)(3)
	Royal Bank of Scotland Group PLC:
5,000	6.40%, Series M	125,250	**(3)
10,000	6.60%, Series S	253,500	**(3)
97,100	7.25%, Series T	2,488,673	**(3)
3,000	Sovereign REIT, 12.00%, Series A, 144A****	4,015,350
157,400	State Street Corporation, 5.90%, Series D	4,212,418	*(1)
63,000	US Bancorp, 6.50%, Series F	1,888,268	*(1)
	Wells Fargo & Company:
81,100	5.85%, Series Q	2,102,315	*
$1,250,000	5.875%, Series U	1,318,750	*
106,200	6.625%, Series R	2,959,794	*(1)
$1,458,000	7.98%, Series K	1,600,155	*
198,700	8.00%, Series J	5,754,849	*(1)
	Zions Bancorporation:
5,000	6.30%, Series G	129,612	*
$1,500,000	7.20%, Series J	1,597,500	*(1)
125,000	7.90%, Series F	3,481,250	*(1)
		144,792,735

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2015 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Financial Services — 1.9%
$2,300,000	General Electric Capital Corp., 7.125%, Series A	$2,716,875	*(1)
	HSBC PLC:
128,497	HSBC Finance Corporation, 6.36%, Series B	3,252,579	*(1)
		5,969,454

	Insurance — 24.1%
	Ace Ltd.:
$1,550,000	Ace Capital Trust II, 9.70% 04/01/30	2,317,250	(1)(2)(3)
154,900	Allstate Corp., 6.625%, Series E	4,219,863	*(1)
$1,875,000	Aon Corporation, 8.205% 01/01/27	2,455,438	(1)(2)
80,000	Arch Capital Group, Ltd., 6.75%, Series C	2,221,800	**(1)(3)
	Aspen Insurance Holdings Ltd.:
10,000	5.95%	258,400	**(3)
26,683	7.401%	709,301	**(3)
	AXA SA:
$620,000	6.379%, 144A****	693,470	**(1)(2)(3)
$500,000	8.60% 12/15/30	695,199	(3)
358,650	Axis Capital Holdings Ltd., 6.875%, Series C	9,831,493	**(1)(3)
160,000	Delphi Financial Group, 7.376% 05/15/37	4,005,008	(1)(2)
39,000	Endurance Specialty Holdings, 7.50%, Series B	1,034,378	**(3)
$4,714,000	Everest Re Holdings, 6.60% 05/15/37	4,878,990	(1)(2)
7,500	Hartford Financial Services Group, Inc., 7.875%	227,644
$8,600,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	13,287,000	(1)(2)
	MetLife:
$577,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	742,888	(1)
$5,335,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	7,842,450	(1)(2)
$3,130,000	MetLife, Inc., 10.75% 08/01/39	5,239,620	(1)(2)
31,000	PartnerRe Ltd., 7.25%, Series E	832,738	**(1)(3)
75,000	Principal Financial Group, 6.518%, Series B	1,934,438	*(1)
$704,000	Prudential Financial, Inc., 5.625% 06/15/43	748,000	(1)
	QBE Insurance:
$1,600,000	QBE Capital Funding III Ltd., 7.25% 05/24/41, 144A****	1,770,234	(1)(3)
	Unum Group:
$2,490,000	Provident Financing Trust I, 7.405% 03/15/38	2,964,613	(1)

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2015 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — (Continued)
	XL Group PLC:
$7,200,000	XL Capital Ltd., 6.50%, Series E	$6,354,000	(1)(3)
		75,264,215

	Utilities — 13.7%
6,050	Alabama Power Company, 6.45%	167,509	*(1)
33,700	Baltimore Gas & Electric Company, 6.70%, Series 1993	3,419,499	*
	Commonwealth Edison:
$3,160,000	COMED Financing III, 6.35% 03/15/33	3,263,828	(1)(2)
$3,100,000	Dominion Resources, Inc., 7.50% 06/30/66	3,215,630	(1)(2)
59,850	Entergy Louisiana, Inc., 6.95%	5,988,741	*
70,791	Georgia Power Company, 6.50%, Series 2007A	7,598,975	*
17,800	Indianapolis Power & Light Company, 5.65%	1,731,607	*(1)
65,300	Integrys Energy Group, Inc., 6.00%	1,786,118	(1)(2)
	Nextera Energy:
$1,997,000	FPL Group Capital, Inc., 6.65% 06/15/67, Series C	1,998,002	(1)(2)
$1,500,000	FPL Group Capital, Inc., 7.30% 09/01/67, Series D	1,583,399	(1)(2)
	PPL Corp:
$3,450,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	3,408,493	(1)(2)
$3,900,000	Puget Sound Energy, Inc., 6.974% 06/01/67, Series A	3,973,125	(1)(2)
44,864	Southern California Edison, 6.50%, Series D	4,689,691	*(1)
		42,824,617

	Energy — 2.6%
$750,000	DCP Midstream LLC, 5.85% 05/21/43, 144A****	605,625
$7,050,000	Enbridge Energy Partners LP, 8.05% 10/01/37	7,614,000	(1)(2)
		8,219,625

	Real Estate Investment Trust (REIT) — 3.7%
7,500	Equity CommonWealth, 7.25%, Series E	194,494
52,436	Kimco Realty Corporation, 6.90%, Series H	1,365,433	(1)
	National Retail Properties, Inc.:
35,000	5.70%, Series E	889,788
22,970	6.625%, Series D	606,465

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2015 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Real Estate Investment Trust (REIT) — (Continued)
	PS Business Parks, Inc.:
6,698	5.70%, Series V	$166,998
7,128	5.75%, Series U	177,416
56,000	6.45%, Series S	1,488,060	(1)(2)
35,000	6.875%, Series R	907,200
30,000	Public Storage, 6.375%, Series Y	811,575
148,030	Realty Income Corporation, 6.625%, Series F	3,959,803	(1)(2)
36,960	Regency Centers Corporation, 6.625%, Series 6	979,902
		11,547,134

	Miscellaneous Industries — 1.2%
37,400	Ocean Spray Cranberries, Inc., 6.25%, 144A****	3,468,850	*
7,828	Stanley Black & Decker, Inc., 5.75% 07/25/52	204,096	(1)
		3,672,946

	Total Preferred Securities (Cost $279,013,523)	292,290,726

Corporate Debt Securities — 5.1%
	Banking — 2.0%
$3,741,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	5,003,711	(1)(2)
24,770	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	613,119
20,000	Zions Bancorporation, 6.95% 09/15/28, Sub Notes	542,450
		6,159,280

	Financial Services — 0.4%
28,603	Affiliated Managers Group, Inc., 6.375% 08/15/42	748,040
$4,726,012	Lehman Brothers, Guaranteed Note, Variable Rate, 5.843% 12/16/16, 144A****	298,400	(4)(5)††
4,193	Raymond James Financial, 6.90% 03/15/42	115,695
		1,162,135

	Insurance — 1.2%
$3,000,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	3,889,101	(1)(2)
		3,889,101

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2015 (Unaudited)

Shares/$ Par		Value

Corporate Debt Securities — (Continued)
	Energy — 0.4%
$940,000	Energy Transfer Partners LP, 8.25% 11/15/29	$1,305,182	(1)
		1,305,182

	Communication — 0.3%
38,300	Qwest Corporation, 7.375% 06/01/51	1,016,195
		1,016,195

	Miscellaneous Industries — 0.8%
$2,160,000	Pulte Group, Inc., 7.875% 06/15/32	2,505,600	(1)(2)
		2,505,600

	Total Corporate Debt Securities (Cost $12,460,025)	16,037,493

Common Stock — 0.2%
	Banking — 0.2%
13,500	CIT Group, Inc.	624,375	*
		624,375

	Total Common Stock (Cost $2,533,093)	624,375

Money Market Fund — 0.2%
	BlackRock Liquidity Funds:
540,458	T-Fund, Institutional Class	540,458
	Total Money Market Fund (Cost $540,458)	540,458

Total Investments (Cost $294,547,099***)	99.1%	309,493,052

Other Assets And Liabilities (Net)	0.9%	2,966,757

Total Managed Assets	100.0%‡	$312,459,809

Loan Principal Balance		(102,900,000)

Total Net Assets Available To Common Stock		$209,559,809

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2015 (Unaudited)

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At February 28, 2015, these securities amounted to $60,421,926 or 19.3% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $191,104,412 at February 28, 2015.
(2)	All or a portion of this security has been rehypothecated. The total value of such securities was $62,555,961 at February 28, 2015.
(3)	Foreign Issuer.
(4)	Illiquid security (designation is unaudited).
(5)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of February 28, 2015.
(6)	Represents the rate in effect as of the reporting date.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

For the period from December 1, 2014 through February 28, 2015 (Unaudited)

Value
OPERATIONS:
Net investment income	$3,842,670
Net realized gain/(loss) on investments sold during the period	30,801
Change in net unrealized appreciation/(depreciation) of investments	819,025

Net increase in net assets resulting from operations	4,692,496

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(4,039,789)

Total Distributions to Common Stock Shareholders	(4,039,789)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	52,124

Net increase in net assets available to Common Stock resulting from Fund share transactions	52,124

NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
FOR THE PERIOD	$704,831

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$208,854,978
Net increase in net assets during the period	704,831

End of period	$209,559,809

(1)

These tables summarize the three months ended February 28, 2015 and should be read in conjunction with the Fund’s audited financial statements, including notes to financial statements, in its Annual Report dated November 30, 2014.

(2)	May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS(1)

For the period from December 1, 2014 through February 28, 2015 (Unaudited)

For a Common Stock share outstanding throughout the period

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$21.10

INVESTMENT OPERATIONS:
Net investment income	0.39
Net realized and unrealized gain/(loss) on investments.	0.08

Total from investment operations	0.47

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.41)

Total distributions to Common Stock Shareholders	(0.41)

Net asset value, end of period	$21.16

Market value, end of period	$20.86

Common Stock shares outstanding, end of period	9,903,086

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	7.48	%*
Operating expenses including interest expense	1.81	%*
Operating expenses excluding interest expense	1.31	%*

SUPPLEMENTAL DATA:††
Portfolio turnover rate	1	%**
Total managed assets, end of period (in 000’s)	$312,460
Ratio of operating expenses including interest expense to total managed assets	1.21	%*
Ratio of operating expenses excluding interest expense to total managed assets	0.88	%*

(1)

These tables summarize the three months ended February 28, 2015 and should be read in conjunction with the Fund’s audited financial statements, including notes to financial statements, in its Annual Report dated November 30, 2014.

*	Annualized.
**	Not annualized.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2014	$0.1360	$21.02	$19.78	$20.03
January 30, 2015	0.1360	21.18	21.24	21.18
February 27, 2015	0.1360	21.16	20.86	20.79

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Aggregate Information for Federal Income Tax Purposes

At February 28, 2015, the aggregate cost of securities for federal income tax purposes was $305,289,288, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $26,075,824 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $21,872,060.

2.	Additional Accounting Standards

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

A summary of the inputs used to value the Fund’s investments as of February 28, 2015 is as follows:

	Total Value at February 28, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$144,792,735	$116,498,827	$28,278,908	$15,000
Financial Services	5,969,454	5,969,454	—	—
Insurance	75,264,215	55,484,013	19,780,202	—
Utilities	42,824,617	11,991,642	30,832,975	—
Energy	8,219,625	7,614,000	605,625	—
Real Estate Investment Trust (REIT)	11,547,134	11,547,134	—	—
Miscellaneous Industries	3,672,946	204,096	3,468,850	—
Corporate Debt Securities
Banking	6,159,280	1,155,569	5,003,711	—
Financial Services	1,162,135	863,735	—	298,400
Insurance	3,889,101	—	3,889,101	—
Energy	1,305,182	—	1,305,182	—
Communication	1,016,195	1,016,195	—	—
Miscellaneous Industries	2,505,600	—	2,505,600	—
Common Stock
Banking	624,375	624,375	—	—
Money Market Fund	540,458	540,458	—	—

Total Investments	$309,493,052	$213,509,498	$95,670,154	$313,400

During the reporting period, there were no transfers into Level 1 from Level 2 or into Level 2 from Level 1.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board of Directors and are unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Preferred Securities	Corporate Debt Securities
	Total Investments	Banking	Financial Services
Balance as of 11/30/14	$320,537	$15,000	$305,537
Accrued discounts/premiums	—	—	—
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/(depreciation)	(7,137)	—	(7,137)
Purchases	—	—	—
Sales	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Balance as of 02/28/15	$313,400	$15,000	$298,400

For the three months ended February 28, 2015, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $(7,137).

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 02/28/15	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities
Banking	$15,000	Bankruptcy recovery	Credit/Structure-specific recovery	0.00%-0.50% (0.15%)

Corporate Debt
Securities	298,400	Bankruptcy recovery	Credit/Structure-specific recovery	4%-9% (6%)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

Directors

Donald F. Crumrine, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Robert F. Wulf, CFA

Officers

Donald F. Crumrine, CFA

Chief Executive Officer

Robert M. Ettinger, CFA

President

R. Eric Chadwick, CFA

Chief Financial Officer,

Vice President and Treasurer

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Vice President and

Assistant Treasurer

Roger Ko

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC

1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Total Return Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Total Return Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly

Report

February 28, 2015

www.preferredincome.com